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                                                                     Exhibit 99c


                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                                PERIODONTIX, INC.

                                       AND

                                  DEMEGEN, INC.




                                ___________, 2001





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                            ASSET PURCHASE AGREEMENT

         THIS ASSET PURCHASE AGREEMENT (this "Agreement") is made as of ______, 200_, by and between Demegen, Inc., a Colorado corporation ("Demegen") and Periodontix, Inc., a Delaware corporation (the "Company" or sometimes referred to as "Seller")

                                    RECITALS

               A. Pursuant to the terms of that certain Agreement dated February __, 2001 among Demegen and the Company (the "Option Agreement"), the Company granted Demegen an option to purchase certain Assets (as defined in the Option Agreement).

               B. Demegen now desires to purchase the Assets and has provided the Company with written notice of the exercise of the option to purchase the Assets for the consideration and on the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:


                                    ARTICLE I

                         SALE AND TRANSFER OF THE ASSETS

         1.1 Definitions.

         All capitalized terms not otherwise defined in this Agreement shall have the meanings ascribed to them in the Option Agreement.

         1.2 Purchase and Sale.

         (a) Within fifteen days of the date Demegen exercised the Option by providing notice to the Company and executing of this Agreement and in reliance on the representations and warranties set forth herein and in the Option Agreement, the Company will convey, assign, transfer and deliver to Demegen, and Demegen will purchase from the Company all right, title and interest of the Company in and to the Assets, but excluding the assets listed on Schedule 1.2, which shall include Seller's cash and securities (the "Excluded Assets"). Right, title and interest to the Excluded Assets shall be retained by the Company. The Company shall transfer good and marketable title to the Assets to Demegen, free and clear of any Security Interest and any right, title or interest of any other person or entity.

         1.3 Assumed Liabilities.

         Demegen shall not assume or be deemed to assume, or be obligated to pay, discharge or perform or otherwise be responsible for any liability or obligation (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether


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due or to become due) of the Company or the Assets all of which are expressly retained by the Seller, except for the obligations identified in Schedule 1.3 (collectively the "Assumed Liabilities") and only to the extent set forth in
Schedule 1.3, which Assumed Liabilities Demegen shall assume, discharge, perform and be responsible for in accordance with the Instrument of Assumption of Liabilities.

         1.4 The Closing.

         The closing of the purchase and sale of the Assets (the "Closing") will take place within fifteen days after Demegen shall have exercised the Option and executed this Agreement at the offices of Hale and Dorr LLP, 60 State Street, Boston, MA 02109, or such other time and place as the parties may mutually agree (the "Closing Date").

         1.5 Purchase Consideration.

         In consideration for the Company's sale of the Assets, Demegen shall cause to be issued and delivered to the Company the following securities (the "Purchase Consideration"). In the event that the date of the exercise of the Option by Demegen is on or before July 31, 2001, then at the Closing Demegen shall deliver (i) 4,230,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) and a Warrant to purchase 4,700,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) to the Company and (ii) 470,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) to the Escrow Agent (as required by the terms of the Option Agreement) in full payment of the Purchase Consideration. In the event that the date of the exercise of the Option by Demegen occurs after July 31, 2001, then at the Closing Demegen shall deliver (i) 6,300,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) and a Demegen Warrant to purchase 7,000,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) to the Company and (ii) 700,000 shares of Demegen Common Stock (subject to appropriate adjustment in the event of any split, combination or reclassification of the outstanding Demegen Common Stock after the date of the Option Agreement) to the Escrow Agent (as required by the terms of the Option Agreement) in full payment of the Purchase Consideration. Upon delivery of the Purchase Consideration to the Company, Demegen will become the owner of all of the Company's right, title and interest in the Assets.

         1.6 Allocation of the Purchase Price.

         The Purchase Price shall be allocated among the Assets in accordance with Schedule 1.6 hereto (the "Allocation")


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                                   ARTICLE II

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to Demegen as follows:

         2.1 Authority.

         The Company has all requisite corporate power and authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement, the performance of this Agreement, and the consummation of the transactions contemplated hereby and thereby by the Company have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable against it in accordance with its terms.

         2.2 Noncontravention.

         Neither the execution and delivery or performance of this Agreement, or any other agreement or instrument executed and delivered by Demegen pursuant to this Agreement, nor the consummation by the Company of the transactions contemplated hereby or thereby, will (a) conflict or violate any provision of the articles of incorporation or bylaws of the Company, (b) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest or other arrangement to which the Company is a party or by which it is bound or to which any of its assets are subject, or (c) violate any order, writ, injunction, or (d) result in the imposition of any Security Interest upon the Assets.. For purposes of this Agreement, "Security Interest" means any mortgage, pledge, security interest, hypothecation, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic's, materialmen's, and similar liens, (ii) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (iii) liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation, (iv) liens on goods in transit incurred pursuant to documentary letters of credit, and (v) purchase money liens and liens securing rental payments under capital lease arrangements.

         2.3 Assets.

         The Company has good and marketable title to all of the Assets, free and clear of any Security Interest and any right, title or interest of a third party.

         2.4 Legal Compliance.

         The Company is in compliance in all material respects with each applicable law (including without limitation rules and regulations thereunder) of any federal, state or local


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government of the United States or of any foreign government, or any
Governmental Entity, currently in effect, which (a) affects or relates to this Agreement or the transactions contemplated hereby or (b) is applicable to the Assets.

         2.5 Absence of Broker or Finder.

         Other than Adams Harkness & Hill, no person or entity is acting or has acted for the Company or the Company's stockholder as broker or finder in connection with the transactions contemplated by this Agreement.

         2.6 Fees and Expenses.

         The Company has borne or shall bear all costs and expenses of attorneys, accountants and financial advisors representing the Company in connection with the transactions contemplated hereby.


                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF DEMEGEN

         Demegen represents and warrants to the Company as follows:

         3.1 Organization.

         Demegen is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. Demegen has all requisite corporate power and corporate authority to own, lease and operate its properties and conduct its business as it is presently being conducted. Demegen is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification is necessary under the applicable law as a result of the conduct of its business or the ownership of its properties except where the failure to be so qualified would not have a Material Adverse Effect on Demegen.

         3.2 Authorization of Transaction.

         Demegen has all requisite corporate power and authority to execute and deliver this Agreement and all other agreements or instruments to be executed and delivered by Demegen in connection herewith hereunder and to perform its obligations hereunder and thereunder and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. The execution and delivery of this Agreement and such other agreements or instruments, the performance of this Agreement and such other agreements and instruments, and the consummation of the transactions contemplated hereby and thereby by Demegen have been duly and validly authorized by all necessary corporate action on the part of Demegen. This Agreement and such other agreements or instruments have been duly and validly executed and delivered by Demegen, constitute valid and binding obligations of Demegen, enforceable against it in accordance with their respective terms.


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         3.3 Noncontravention.

         Neither the execution and delivery or performance of this Agreement, or any other agreement or instrument executed and delivered by Demegen pursuant to this Agreement, nor the consummation by Demegen of the transactions contemplated hereby or thereby, will (a) conflict or violate any provision of the articles of incorporation or bylaws of Demegen, (b) conflict with, result in breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Security Interest or other arrangement to which Demegen is a party or by which it is bound or to which any of its assets are subject, or (c) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Demegen or any of its respective properties or assets.

         3.4 Securities.

         The Demegen Common Stock and the Demegen Warrants constituting the Purchase Consideration when issued and delivered and the Demegen Common Stock issuable upon exercise of the Demegen Warrants, will be legally and validly authorized and issued, fully paid and nonassessable, will not have been issued in violation of the preemptive rights of any person, and will be free of all encumbrances.

         3.5 Consents and Approvals.

         Other than certain forms which may be required to be filed by Demegen with the SEC or state securities commissioners, no consent, approval or authorization or declaration, filing or registration with any governmental or regulatory authority, or any other person or entity, is required to be made or obtained by Demegen in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

         3.6 No Broker's or Finder's Fees.

         There are no broker's or finder's expenses, commissions, fees or other forms of compensation which are due or payable from or by Demegen, or may have been earned by any third party acting on behalf of Demegen in connection with the negotiation and execution hereof and the consummation of the transactions contemplated hereby.


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                                   ARTICLE IV

                                CLOSING DOCUMENTS


         4.1 Deliveries by the Company.

         The obligation of Demegen to consummate the transactions contemplated by this Agreement shall be subject to the condition that the Company deliver or cause to be delivered at the Closing the following to Demegen:

         (a) an Assignment and Bill of Sale, in a form reasonably satisfactory to Demegen;

         (b) a Patent assignment and a Trademark assignment from the Company, each in a form reasonably acceptable to Demegen;

         (c) a good standing certificate dated within 10 days of the date hereof regarding the good standing of the Company in Delaware and in Massachusetts; and

         (d) a certificate of the corporate secretary of the Company certifying the resolutions adopted its Board of Directors and stockholders with respect to the Agreement and the incumbency of its officers.

         4.2 Deliveries by Demegen at Closing.

         The obligation of the Company to consummate the transactions contemplated by this Agreement shall be subject to the condition that Demegen deliver at the Closing the following to the Company:

         (a) the Purchase Consideration;

         (b) a certificate of the corporate secretary of Demegen certifying the resolutions adopted by Demegen's Board of Directors with respect to the Agreement and the incumbency of Demegen's officers and certifying that no approval by Demegen's shareholders is necessary; and

         (c) an Instrument of Assumption of Liabilities, in a form reasonably satisfactory to the Company.


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                                    ARTICLE V

                     INDEMNIFICATION; TRANSFER OF SECURITIES

         5.1 Indemnification.

         Each party shall be entitled to indemnification from the other in accordance with Article IX of the Option Agreement which shall be incorporated herein by reference. Except in the case of fraudulent misrepresentation, the rights of the parties to this Agreement to indemnification under Article IX of the Option Agreement shall be the sole and exclusive remedies of the parties to this Agreement, for any misrepresentation, breach or warranty or failure to perform any covenant or agreement contained in this Agreement or otherwise relating to the transactions that are subject to this Agreement. In no event shall either party, its successor or permitted assigns be entitled to claim or seek rescission of the transactions consummated under this Agreement, except in the case of fraudulent misrepresentation.

         5.2 Transfer of Securities.

         Demegen acknowledges and agrees that upon receipt of any shares of Demegen Common Stock and/or Demegen Warrants, the Company may distribute such shares of Demegen Common Stock and/or Demegen Warrants to holders of outstanding notes of the Company and stockholders of the Company that have executed and delivered to Demegen an Investor Representation Letter, and that, upon any such distribution and at the request of the Company and delivery of any certificates representing Demegen Common Stock and Demegen Warrants to Demegen, Demegen shall cause new certificates and new Demegen Warrants to be issued and delivered in accordance with the Company's instructions.


                                   ARTICLE VI

                                  MISCELLANEOUS


         6.1 No Third Party Beneficiaries.

         This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective heirs, successors and permitted assigns.

         6.2 Rule 144 Reporting.

         With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of restricted securities to the public without registration, Demegen agrees to:

         (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act ("Rule 144"), at all times;


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         (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Demegen under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and

         (c) so long as Periodontix owns any Demegen Common Stock, furnish to it upon request, a written statement by Demegen as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Demegen, and such other reports and documents so filed as the Periodontix may reasonably request in availing itself of any rules rule or regulation of the Commission allowing the Holder to sell such Demegen Common Stock without registration.

         6.3 Termination.

         (a) Generally. This Agreement may be terminated at any time prior to
Closing:

               (i) By mutual written consent of Demegen and the Company;

               (ii) By Demegen or Periodontix if the Closing shall not have occurred within fifteen (15) business days after the exercise of the Option by Demegen.

         6.4 Further Assurances.

         Each party to this Agreement shall, upon the request of the other party hereto, at any time and from time to time execute, acknowledge, deliver and perform all such further acts, deeds, assignments, transfers, conveyances, and instruments of further assurances as may reasonably be necessary or appropriate to carry out the provisions and intent of this Agreement.

         6.5 Entire Agreement.

         This Agreement and the Option Agreement, including the Exhibits and Schedules attached hereto and thereto and the documents referred to herein and therein, constitute the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, with respect to the subject matter hereof, except for that certain confidentiality agreement between Demegen and the Company, dated September 14, 2000, which shall remain in full force and effect, except as may be amended hereby.

         6.6 Survival.

         All representations, warranties, agreements, covenants and obligations made or undertaken by the parties in this Agreement or in any exhibit or schedule hereto, or in any instrument, certificate or other writing delivered at Closing and provided for in this Agreement (including the exceptions to any representations or warranties) shall survive the Closing hereunder and shall not merge in the performance of any obligation by any party hereto, and will remain in full force and effect unless, in respect of any agreement or covenant, some specified period is set forth in this Agreement or in any document or instrument executed and delivered


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pursuant hereto. All representations and warranties made by the Company and contained herein or in any exhibit, schedule, instrument or certificate delivered under or in connection with this Agreement shall remain in effect only until the Anniversary Date. If written notice of a claim for breach of a representation or warranty has been given prior to the Anniversary Date, then the relevant representation or warranty shall survive as to such claim until the claim has been finally resolved.

         6.7 No Presumption Against Draftsman.

         There shall be no presumption against either party hereto on the ground that such party or its counsel was responsible for preparing this Agreement on any part hereof.

         6.8 Succession and Assignment.

         This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective heirs, successors and permitted assigns. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

         6.9 Counterparts.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         6.10 Headings.

         The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

         6.11 Effect of Investigation.

         Any inspection, preparation, or compilation of information or schedules, or audit of the inventories, properties, financial condition, or other matters relating to the Company or Shielding conducted by or on behalf of Demegen pursuant to this Agreement shall in no way limit, affect, or impair the ability of Demegen to rely upon the representations, warranties, covenants and agreements of the Company set forth herein and in the Option Agreement.

         6.12 Notices.

         All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered (i) two (2) business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, (ii) when received if it is sent by facsimile communication during normal business hours on a business day or one (1) business day after it is sent by facsimile and received if sent other than during business hours on a business day, (iii) one (1) business day after it is sent via a reputable overnight courier service, or (iv) when received if it is delivered by hand, in each case to the intended recipient as set forth below:


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         If to the Company:                    Copy to:

         Periodontix, Inc.                     Hale and Dorr LLP
         29 Babe Ruth Drive                    60 State Street
         Sudbury, MA  01406                    Boston, MA  02109
         Fax:  (413) 513-2023                  Fax:  (617) 526-5000
         Attn:  Bob Linke                      Attn:  Stuart Falber


         If to Demegen:                        Copy to:

         Demegen, Inc.                         Buchanan Ingersoll
         1051 Brinton Road                       Professional Corporation
         Pittsburgh, PA  15221                 One Oxford Centre, 20th Floor
         Fax:  (412) 241-2161                  301 Grant Street
         Attn:  Richard Ekstrom                Pittsburgh, PA  15219-1410
                                               Fax:  (412) 562-1041
                                               Attn:  Mary L. Silverberg, Esq.


         Any party may change the address to which notices, requests, demands, claims or other communications are to be delivered by giving the other parties to this Agreement notice thereof in the manner set forth in this Section.

         6.13 Governing Law.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         6.14 Amendments and Waivers.

         The parties may mutually amend any provision of this Agreement at any time. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

         6.15 Severability.

         Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or


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phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed.

         6.16 Expenses.

         The Company and Demegen shall each bear the cost and expense of their own attorneys, accountants and financial advisors.

         6.17 Construction.

         The language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

         6.18 Incorporation of Exhibits and Schedules.

         The Exhibits and Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

         6.19 Termination of License Agreement.

         Upon the closing of the transactions contemplated by this Agreement, the License Agreement shall be terminated and be of no further force or effect, except as provided therein.

         6.20 Taxes.

         Any and all federal, state, county, local or foreign sales, use, value added, excise, stamp, transfer and other Taxes not in the nature of income taxes, fees and duties (including any interest, additions to tax and penalties with respect thereto) and any and all transfer, recording or similar fees and charges imposed in connection with the consummation of the transactions contemplated by this Agreement shall be borne by the Buyer.

         6.21 Sharing of Data.

         The Company shall have the right for a period of five years (or such longer time as applicable law requires the Company to maintain such records) following the Closing Date, to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other similar information as are transferred to Buyer pursuant to this Agreement for the limited purpose of complying with its obligations under applicable laws and Buyer agrees to use practices and procedures identical to that which it applies to its books and records generally to maintain such books and other documents for such period of time.


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                           [INTENTIONALLY LEFT BLANK]



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IN WITNESS WHEREOF, the parties have executed this ASSET PURCHASE AGREEMENT as of the date first above written.

                                               DEMEGEN, INC.


                                               By: _____________________________

                                               Title:  President


                                               PERIODONTIX, INC.


                                               By: _____________________________

                                               Title: __________________________

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